Property and Equipment	12 Months Ended
Dec. 31, 2011
Property and Equipment

Note 4 - Property and Equipment

A summary of property and equipment is as follows:

	December 31
	2011	2010

Land	$1,188	$1,188
Land improvements	214	214
Buildings	6,483	6,470
Equipment	3,712	3,573

Total property and equipment	11,597	11,445

Accumulated depreciation	5,751	5,418

Net property and equipment	$5,846	$6,027

Depreciation expense was $392,000 and $509,000 for the periods ended December 31, 2011 and 2010, respectively.